UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 15, 2010

Highbury Financial Inc.
(Exact name of Registrant as Specified in its Charter)

  Commission File Number: 000-51682

Delaware	20-3187008
(State of Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

999 Eighteenth Street, Suite 3000
Denver, CO 80202
(Address of Principal Executive Offices, Including Zip Code)

(303) 357-4802
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 15, 2010, pursuant to the terms of an Agreement and Plan of Merger (the “Merger Agreement”) by and among Highbury Financial Inc. (“Highbury”), Affiliated Managers Group, Inc., a Delaware corporation publicly traded on the New York Stock Exchange (“AMG”), Manor LLC, a newly formed Delaware limited liability company and a wholly-owned subsidiary of AMG (“Merger Sub”), Highbury was acquired by AMG via the merger of Highbury with and into Merger Sub (the “Merger”), with the separate corporate existence of Highbury ceasing and Merger Sub continuing as the surviving limited liability company under the name “Manor LLC.”

Pursuant to the Merger Agreement, the holders of shares of common stock, par value $0.0001 per share, of Highbury (the “Highbury Common Stock”) will receive 1,748,879 shares of common stock, par value $0.01 per share (the “AMG Common Stock”), in the aggregate as consideration in the Merger.  At the effective time and as a result of the Merger, each share of Highbury Common Stock issued and outstanding immediately prior to the effective time of the Merger, other than shares held by any Highbury stockholders who properly exercised appraisal rights with respect thereto in accordance with Section 262 of the Delaware General Corporation Law and shares owned by Highbury as treasury stock, was converted into the right to receive 0.075951794 shares of AMG Common Stock, plus cash in lieu of any fractional shares, without interest, and less any applicable withholding taxes (collectively, the “Merger Consideration”).

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Trading of Highbury Common Stock was suspended as of the close of trading on April 15, 2010. On April 14, 2010, Highbury notified the Financial Industry Regulatory Authority (“FINRA”) and the Over-the-Counter Bulletin Board (“OTCBB”) of the date of effectiveness of the Merger and its intent to voluntarily remove its common stock from the OTCBB, where such stock traded under the symbol “HBRF.” Highbury will file a Form 15 with the Securities and Exchange Commission (“SEC”) to suspend its duty to file reports under Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to deregister its common stock under Section 12(g) of the Exchange Act. Accordingly, the last day of trading of Highbury’s Common Stock on the OTCBB was April 15, 2010.

Item 3.03 Material Modification to Rights of Security Holders.

Pursuant to the Merger Agreement, at the effective time and as a result of the Merger, on April 15, 2010, each share of common stock of Highbury (other than shares held in Highbury’s treasury or shares held by stockholders who properly demanded statutory appraisal rights) issued and outstanding immediately prior to the effective time of the Merger was cancelled and automatically converted into the right to receive the Merger Consideration.

See Item 2.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

See Items 2.01 and 3.03 of this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description

Exhibit 2.1
Agreement and Plan of Merger, dated as of December 12, 2009, among Affiliated Managers Group, Inc., Manor LLC and Highbury Financial Inc., incorporated by reference to Highbury Financial Inc.’s Current Report on Form 8-K filed December 14, 2010.

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHBURY FINANCIAL INC.

By:	/s/ R. Bradley Forth
R. Bradley Forth
Executive Vice President, Chief Financial Officer and Secretary

Date: April 15, 2010

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1
Agreement and Plan of Merger, dated as of December 12, 2009, among Affiliated Managers Group, Inc., Manor LLC and Highbury Financial Inc., incorporated by reference to Highbury Financial Inc.’s Current Report on Form 8-K filed December 14, 2010.